UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.          )

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◻	Preliminary Proxy Statement
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◻	Definitive Proxy Statement
☑	Definitive Additional Materials
◻	Soliciting Material under §240.14a-12

PARTNERS BANCORP
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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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MMMMMMMMMMMM + C 1234567890 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Online Go to www.envisionreports.com/PTRS or scan the QR code — login details are located in the shaded bar below. Important Notice Regarding the Availability of Proxy Materials for the Partners Bancorp Shareholder Meeting to be Held at 10:00 a.m. Eastern time on May 19, 2021 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and 2020 Annual Report to Shareholders are available at: www.envisionreports.com/PTRS Easy Online Access — View your proxy materials and vote. Step 1: Step 2: Step 3: Step 4: Step 5: Go to www.envisionreports.com/PTRS. Click on Cast Your Vote or Request Materials. Follow the instructions on the screen to log in. Make your selections as instructed on each screen for your delivery preferences. Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 7, 2021 to facilitate timely delivery. + 2 N O T C O Y 03FMZB MMMMMMMMM Shareholder Meeting NoticeVoter Control Number: 1234 5678 9012 345

The 2021 Annual Meeting of Shareholders of Partners Bancorp (the “Company”) will be held online by webcast on Wednesday, May 19, 2021 at 10:00 a.m. Eastern time at www.meetingcenter.io/202542114. To attend the virtual meeting as a shareholder and vote and submit your questions during the meeting, you must have a voter control number (i.e., the information that is printed in the shaded bar located on the reverse side of this form or provided to you by Computershare). The password for this meeting is — PTRS2021. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. 1. Election of Directors as Class of 2024 Directors: 01 – Mona D. Albertine 02 – Michael W. Clarke 03 – Mark L. Granger 04 – Robert C. Wheatley Proposal to approve, in an advisory and non-binding vote, the compensation of the Company’s named executive officers as disclosed in the proxy statement; Proposal to vote, on an advisory and non-binding basis, on the frequency of future advisory votes on the compensation of the Company’s named executive officers; Proposal to approve the Partners Bancorp 2021 Incentive Stock Plan; Proposal to ratify the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021; and Transact such other business as may properly come before the meeting or any adjournment or postponement thereof. 2. 3. 4. 5. 6. The Board of Directors recommends that you vote FOR the election of each nominee for director, FOR the advisory approval of the compensation of the Company’s named executive officers, 1 YEAR for the advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers, FOR the approval of the Partners Bancorp 2021 Incentive Stock Plan and FOR the ratification of the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The Board of Directors has fixed the close of business on March 22, 2021 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. Shareholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to access the virtual meeting, please have this notice with you to enter the meeting virtually as a shareholder with the voter control number on the reverse side of this notice. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. Internet – Go to www.envisionreports.com/PTRS. Click Cast Your Vote or Request Materials. Phone – Call us free of charge at 1-866-641-4276. Email – Send an email to investorvote@computershare.com with “Proxy Materials Partners Bancorp” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 7, 2021. — — — Shareholder Meeting Notice